                                                                      EXHIBIT 24

                       REGISTRATION STATEMENT ON FORM S-4
                                POWER OF ATTORNEY




                  Each of the undersigned officers and Directors of Cardinal Health, Inc., an Ohio corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 or other appropriate form under the Securities Act of 1933, as amended, with respect to the merger of Boxes Merger Corp. with and into Allegiance Corporation, and the Common Shares of the Company issuable in connection therewith, hereby constitutes and appoints Robert D. Walter, George H. Bennett, Jr., and Brendan A. Ford and each of them, severally, as his/her attorney-in-fact and agent, with full power of substitution and resubstitution, in his/her name and on his/her behalf, to sign in any and all capacities such Registration Statement and any and all amendments (including post-effective amendments on Form S-4, Form S-8 or otherwise) and exhibits thereto, and any and all applications and other documents relating thereto, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.


                  This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.


 /s/ Robert D. Walter                               /s/  John C. Kane
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Robert D. Walter                                  John C. Kane
Chairman, Chief Executive Officer and             Director,    December 11, 1998
Director,               December 11, 1998

  /s/ Richard J. Miller                             /s/  J. Michael Losh
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Richard J. Miller                                 J. Michael Losh
Vice President, Acting Chief Financial Officer,   Director,    December 11, 1998
Controller and Principal Accounting Officer,
                         December 11, 1998

  /s/  Aleksander Erdeljan                          /s/  George R. Manser
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Aleksander Erdeljan                               George R. Manser
Director,                December 11, 1998         Director,   December 11, 1998


  /s/  John F. Finn                                 /s/  John B. McCoy
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John F. Finn                                      John B. McCoy
Director,                December 11, 1998         Director,   December 11, 1998


  /s/  Robert L. Gerbig                             /s/  Jerry E. Robertson
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Robert L. Gerbig                                  Jerry E. Robertson
Director,                December 11, 1998         Director,   December 11, 1998


  /s/  John F. Havens                               /s/  L. Jack Van Fossen
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John F. Havens                                    L. Jack Van Fossen
Director,                December 11, 1998         Director,     December 11, 1998


  /s/  Regina E. Herzlinger                         /s/  Melburn G. Whitmire
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Regina E. Herzlinger                              Melburn G. Whitmire
Director,                December 11, 1998         Director,    December 11, 1998